UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐    Definitive Additional Materials

ARGOS THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ARGOS THERAPEUTICS, INC.

4233 Technology Drive

Durham, North Carolina 27704

(919) 287-6300

NOTICE OF 2016 ANNUAL MEETING OF

STOCKHOLDERS

To Be Held On June 10, 2016

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders of Argos Therapeutics, Inc. will be held on Friday, June 10, 2016 at 10:00 a.m., Eastern Daylight Time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007.

At the 2016 annual meeting, stockholders will consider and vote on the following matters:

1.	The election of two class II directors, each to serve for a three-year term expiring at the 2019 annual meeting of stockholders;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016;
3.	The issuance and sale of shares of our common stock to Pharmstandard International S.A. in accordance with Nasdaq listing rules 5635(c) and (d), as described under proposal three (proposal 3) in the accompanying proxy statement; and

4.	The transaction of any other business that may properly come before the 2016 annual meeting or any adjournment thereof.

Stockholders of record at the close of business on April 15, 2016 are entitled to vote at the 2016 annual meeting.

We have elected to provide our stockholders with access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the internet increases the ability of our stockholders to access the information they need, while reducing the environmental impact of our 2016 annual meeting. Accordingly, on or about April 29, 2016, we are mailing a Notice of Internet Availability of Proxy Materials to all stockholders of record on our books at the close of business on April 15, 2016, the record date for the 2016 annual meeting, and posting our proxy materials, together with an annual report consisting of our Annual Report on Form 10-K for the year ending December 31, 2015 and other information required by the rules of the Securities and Exchange Commission, on the following website: http://www.envisionreports.com/ARGS. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website or may request to receive a printed set of our proxy materials free of charge. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a stockholder of record, you may vote in one of the following ways:

•	Vote over the Internet, by going to www.envisionreports.com/ARGS (have your Notice or proxy card in hand when you access the website);
•	Vote by Telephone, by calling the toll-free number 1-800-652-8683 (have your Notice or proxy card in hand when you call);
•	Vote by Mail, by returning the accompanying proxy card (signed and dated); or
•	Vote in person at the 2016 annual meeting.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

We encourage all stockholders to attend the 2016 annual meeting in person. Whether or not you plan to attend the 2016 annual meeting in person, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible.

Thank you for your ongoing support and continued interest in Argos Therapeutics, Inc.

Very truly yours,

Jeffrey D. Abbey

President and Chief Executive Officer

Durham, North Carolina

April 29, 2016

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on June 10, 2016:

Our proxy statement and our 2015 annual report to stockholders are available for viewing, printing and downloading at http://www.envisionreports.com/ARGS.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6

Section 16(a) Beneficial Ownership Reporting Compliance	8

PROPOSAL 1 - ELECTION OF DIRECTORS	9

Directors and Nominees for Directors	9

Information About our Directors	9

Nominees for Election as Class II Directors	9

Directors Continuing in Office	10

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12

Audit Fees and Services	12

AUDIT COMMITTEE REPORT	13

PROPOSAL 3 – APPROVE POTENTIAL ISSUANCE AND SALE	14

Overview	14

Registration Rights Agreement	15

Voting Rights	15

Nasdaq Stockholder Approval Requirement	15

CORPORATE GOVERNANCE	17

General	17

Corporate Governance Guidelines	17

Board Leadership Structure	17

Director Independence	18

Board and Committee Meetings	19

Director Nomination Process	21

Communications from Stockholders	21

Oversight of Risk	22

Code of Business Conduct and Ethics	22

Compensation Committee Interlocks and Insider Participation	22

Director Compensation	22

Executive Officers of Argos Therapeutics, Inc.	24

TRANSACTIONS WITH RELATED PERSONS	26

Participation in our PIPE Financing	26

Indemnification Agreements	28

Policies and Procedures for Related Person Transactions	28

EXECUTIVE COMPENSATION	30

Summary Compensation Table	30

Outstanding Equity Awards at December 31, 2015	33

Agreements with our Named Executive Officers	34

401(k) Retirement Plan	35

STOCKHOLDER PROPOSALS	36

4233 TECHNOLOGY DRIVE

DURHAM, NORTH CAROLINA 27704

(919) 287-6300

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2016

This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the board of directors of Argos Therapeutics, Inc. for use at the 2016 annual meeting of stockholders of Argos Therapeutics, Inc. to be held on Friday, June 10, 2016 at 10:00 a.m., Eastern Daylight Time, at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, and at any adjournment thereof. You may obtain directions to the location of the 2016 annual meeting by contacting our Investor Relations department at 4233 Technology Drive, Durham, North Carolina 27704. Except where the context otherwise requires, references to “Argos Therapeutics,” “we,” “us,” “our” and similar terms refer to Argos Therapeutics, Inc. and its consolidated subsidiary.

On April 29, 2016, we are mailing a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record as of April 15, 2016, other than to those stockholders who previously requested electronic or paper delivery of proxy materials. The Notice directs stockholders to a website where they can access our proxy materials, including this proxy statement and the accompanying proxy card and our 2015 annual report to stockholders. Through this website, stockholders may also view instructions regarding how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive paper copies of our proxy materials or to receive our proxy materials electronically, you will continue to receive access to those materials through the method you requested until you elect otherwise.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 10, 2016:

This proxy statement and our 2015 annual report to stockholders are available for viewing, printing and downloading at http://www.envisionreports.com/ARGS.

You may request a copy of the materials relating to our 2016 annual meeting, including this proxy statement and form of proxy for our 2016 annual meeting and our Annual Report on Form 10-K for the year ended December 31, 2015 by contacting our investor relations department at the address below.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission, other than exhibits, will be furnished without charge to any stockholder upon written or oral request to:

Argos Therapeutics, Inc., Attention: Investor Relations

4233 Technology Drive, Durham, North Carolina 27704

If you would like us to send you a copy of any of the exhibits listed on the exhibit index of our Annual Report on Form 10-K for the year ended December 31, 2015, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit. Our Annual Report on Form 10-K for the year ended December 31, 2015 is also available on the SEC’s website at http://www.sec.gov.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials this year instead of a full set of proxy materials?

A:	In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2015 annual report to stockholders, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to our stockholders, will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q.	What is the purpose of the 2016 annual meeting?

A.	At the 2016 annual meeting, stockholders will consider and vote on the following matters:

1.	The election of two class II directors, each to serve for a three-year term expiring at the 2019 annual meeting of stockholders (proposal 1);

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016 (proposal 2);

3.	The approval of the issuance and sale of shares of our common stock to Pharmstandard International S.A., or Pharmstandard, in accordance with Nasdaq listing rules 5635(c) and (d), as described under proposal three (proposal 3) below; and

4.	The transaction of any other business that may properly come before the meeting or any adjournment thereof.

Q.	Who can vote at the 2016 annual meeting?

A.	To be entitled to vote, you must have been a stockholder of record at the close of business on April 15, 2016, the record date for our 2016 annual meeting. There were 25,640,689 shares of our common stock outstanding and entitled to vote at the 2016 annual meeting as of the record date.

Q.	How many votes do I have?

A.	Each share of our common stock that you own as of the record date will entitle you to one vote on each matter considered at the 2016 annual meeting.

Q.	How do I vote?

A.	If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Computershare Trust Company, N.A., you may vote your shares at the meeting in person or by proxy as follows:

(1)	Over the Internet: You may vote over the internet by following the instructions provided in the Notice or proxy card. If you vote over the internet, you do not need to complete and mail a proxy card or vote by telephone.

(2)	By Telephone: Stockholders located in the United States may vote by calling the toll-free number 1-800-652-8683 (have your Notice or proxy card in hand when you call). If you vote by telephone, you do not need to complete and mail a proxy card or vote over the internet.

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(3)	By Mail: If you requested and received printed copies of your proxy materials by mail, you may vote by mail by marking, dating, signing and mailing the proxy card in the envelope provided. If you vote by mail, you do not need to vote over the internet or by telephone.

(4)	In Person at the Meeting: If you attend the 2016 annual meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

Your proxy will only be valid if you complete and return the proxy card, vote by telephone or vote over the internet at or before the 2016 annual meeting. The persons named in the proxy card will vote the shares you own in accordance with your instructions on your proxy card, in your vote by telephone or in your vote over the internet. If you return the proxy card, vote by telephone or vote over the internet, but do not give any instructions on a particular matter described in this proxy statement, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a broker, then although you are deemed to be the beneficial owner of your shares, the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the broker that holds your shares. In order to vote your shares, you will need to follow the instructions that your broker provides you. Many brokers solicit voting instructions over the internet or by telephone.

If you do not give instructions to your broker, it will still be able to vote your shares with respect to certain “discretionary” items. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (proposal 2) is considered a discretionary item. Accordingly, your broker may vote your shares in its discretion with respect to that matter even if you do not give instructions.

However, under applicable stock exchange rules that regulate voting by registered brokerage firms, the election of our nominees to serve as class II directors (proposal 1) and approval of the issuance and sale of shares of our common stock to Pharmstandard in accordance with Nasdaq listing rules 5635(c) and (d), as described under proposal three (proposal 3) below, are not considered to be discretionary items. Accordingly, if you do not give voting instructions on these proposals, your broker may not vote your shares with respect to these matters and your shares will be counted as “broker non-votes” with respect to these proposals. A “broker non-vote” occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have or did not exercise discretionary authority to vote on the matter and has not received voting instructions from its clients.

Regardless of whether your shares are held in street name, you are welcome to attend the meeting. You may not vote shares held in street name in person at the meeting, however, unless you obtain a proxy, executed in your favor, from the holder of record (i.e., your broker).

Q.	Can I change my vote?

A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the 2016 annual meeting. To do so, you must do one of the following:

(1)	Vote over the internet or by telephone as instructed above. Only your latest internet or telephone vote is counted.

(2)	Sign and return a new proxy card. Only your latest dated proxy card will be counted.

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(3)	Attend the 2016 annual meeting and vote in person as instructed above. Attending the 2016 annual meeting will not alone revoke your internet vote, telephone vote or proxy card submitted by mail, as the case may be.

(4)	Give our corporate secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held in “street name,” your bank or brokerage firm should provide you with instructions for changing your vote.

Q.	How many shares must be represented to have a quorum and hold the 2016 annual meeting?

A.	A majority of our shares of common stock outstanding at the record date must be present in person or represented by proxy to hold the 2016 annual meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the internet, by telephone, by completing and submitting a proxy by mail or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in “street name” by brokers who indicate on their proxies that they do not have authority to vote those shares. If a quorum is not present, we expect to adjourn the 2016 annual meeting until we obtain a quorum.

Q.	What vote is required to approve each matter and how are votes counted?

A.	Proposal 1—Elect Class II Directors

A nominee will be elected as a director at the 2016 annual meeting if the nominee receives a plurality of the votes cast “for” the applicable seat on the board of directors.

Proposal 2—Ratification of the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ended December 31, 2016.

Proposal 3 – Approval of the issuance and sale of shares of our common stock to Pharmstandard in accordance with Nasdaq listing rules 5635(c) and (d), as described under proposal 3

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the approval of the issuance and sale of shares of our common stock to Pharmstandard.

Shares which abstain from voting and “broker non-votes” with respect to a matter will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the proposals referenced above.

Q.	How does the board of directors recommend that I vote on the proposals?

A.	Our board of directors recommends that you vote:

FOR the election of the two nominees to serve as class II directors, each for a three-year term;

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FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2016; and

FOR the approval of the issuance and sale of shares of our common stock to Pharmstandard in accordance with Nasdaq listing rules 5635(c) and (d), as described under proposal three (proposal 3) below.

Q.	Are there other matters to be voted on at the 2016 annual meeting?

A.	We do not know of any matters that may come before the 2016 annual meeting other than the election of our class II directors, the ratification of the appointment of our independent registered public accounting firm and the approval of the issuance and sale of shares of our common stock to Pharmstandard in accordance with Nasdaq listing rules 5635(c) and (d), as described under proposal three (proposal 3) below. If any other matters are properly presented at the 2016 annual meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.	Where can I find the voting results?

A.	We plan to announce preliminary voting results at the 2016 annual meeting and will report final voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, within four business days following the end of our 2016 annual meeting.

Q.	What are the costs of soliciting these proxies?

A.	We will bear the costs of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Q.	Are annual meeting materials householded?

A.

Some brokers and other nominee record holders may be “householding” our proxy materials. This means that only a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials, to you if you call or write us at our principal executive offices, 4233 Technology Drive, Durham, North Carolina, Attn: Investor Relations, telephone: (919) 287-6300. In the future, if you want to receive separate copies of the proxy materials, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, or you may contact us at the above address and telephone number.

Q.	What are the implications of being an “emerging growth company”?

A.	We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may remain an “emerging growth company” for up to five years from the date of our initial public offering in 2014.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, as of March 23, 2016 by:

•	each of our current directors;

•	each of our named executive officers;

•	all of our current directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 23, 2016 are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

Except as otherwise set forth in the footnotes below, the address of the beneficial owner is c/o Argos Therapeutics, Inc., 4233 Technology Drive, Durham, North Carolina 27704. Beneficial ownership representing less than one percent of our outstanding common stock is denoted with an “*.”

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Pharmstandard International S.A. (1)	9,108,234	34.15%
Entities affiliated with Forbion (2)	3,993,198	15.36
Wasatch Advisors, Inc. (3)	2,463,395	9.70
TVM V Life Science Ventures GmbH & Co. KG (4)	1,792,561	7.04
Directors and Named Executive Officers:
Jeffrey D. Abbey (5)	597,696	2.32
Hubert Birner, Ph.D. (6)	1,804,936	7.08
Robert Carey (7)	1,833	*
Andrei Petrov, Ph.D. (8)	17,375	*
Sander van Deventer, M.D., Ph.D. (9)	4,005,573	15.40
Philippe Van Holle (10)	54,725	*
Alexey Vinogradov, Ph.D. (11)	14,375	*
Charles A. Nicolette, Ph.D. (12)	281,873	1.10
Joan C. Winterbottom (13)	53,417	*
All executive officers and directors as a group (12 persons) (14)	16,241,659	61.64%

(1)	The address of Pharmstandard is 65, Boulevard Grande Duchesse Charlotte, L-1331 Luxembourg, Grand Duchy of Luxembourg. Consists of (i) 7,769,083 shares of common stock and (ii) warrants to purchase 1,339,151 shares of common stock. Pharmstandard is a wholly owned subsidiary of Public Joint Stock Company “Pharmstandard.” As the parent entity, Public Joint Stock Company “Pharmstandard” has voting and investment control over the shares of the Company held by Pharmstandard.

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(2)	The address of Forbion is Gooimeer 2-35 1411 DC Naarden, the Netherlands. Consists of (i) 1,254,388 shares of common stock held by Coöperatieve AAC LS U.A., (ii) 1,195,756 shares of common stock held by Forbion Co-Investment II Coöperatief U.A., (iii) 881,745 shares of common stock held by ForArgos B.V. and (iv) warrants to purchase 661,309 shares of common stock held by ForArgos B.V. Forbion 1 Management B.V., the director of Cooperatieve AAC LS U.A. and ForArgos B.V., has voting and investment power over the shares and warrants held by Cooperatieve AAC LS U.A. and ForArgos B.V., which are exercised through Forbion 1 Management B.V.‘s investment committee, consisting of L.P.A. Bergstein, H. A. Slootweg, M. A. van Osch, G. J. Mulder and Sander van Deventer. None of the members of the investment committee has individual voting and investment power with respect to such shares, and the members disclaim beneficial ownership of such shares except to the extent of their pecuniary interests therein. Forbion 1 Co-II Management B.V., the director of Forbion Co-Investment II Cooperatief U.A., has voting and investment power over the shares held by Forbion Co-Investment II Cooperatief U.A., which are exercised through Forbion 1 Co II Management B.V.‘s investment committee, consisting of L.P.A. Bergstein, H. A. Slootweg, M. A. van Osch, G. J. Mulder and Sander van Deventer. None of the members of the investment committee has individual voting and investment power with respect to such shares, and the members disclaim beneficial ownership of such shares except to the extent of their pecuniary interests therein.

(3)	The address of Wasatch Advisors, Inc. is 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84108. Consists of (i) 2,407,333 shares of common stock and (ii) warrants to purchase 56,062 shares of common stock.

(4)	The address of TVM V Life Science Ventures GmbH &Co. KG is Ottostr. 4, 80333 Munich, Germany. Consists of (i) 1,654,788 shares of common stock and (ii) warrants to purchase 137,773 shares of common stock. The shares and warrants represented here are directly held by TVM V Life Science Ventures GmbH & Co. KG (“TVM V”), the managing limited partner of which is TVM V Life Science Ventures Management GmbH & Co. KG (“TVM V Management”), for which Hubert Birner, Stefan Fischer, Alexandra Goll and Helmut Schuhsler, each a member of the investment committee of TVM V Management, share voting and investment authority over the shares held by TVM V. Each of TVM V Management, Hubert Birner, Stefan Fischer, Alexandra Goll and Helmut Schuhsler disclaims beneficial ownership of these shares, except to the extent of their pecuniary interest therein, if any.

(5)

Consists of (i) 110,196 shares of common stock and (ii) 487,500 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.

(6)

Consists of (i) 1,792,561 shares of common stock beneficially owned by TVM V as described in footnote (4) above and (ii) 12,375 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.

(7)	Consists of 1,833 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.
(8)	Consists of (i) 5,000 shares of common stock owned directly and (ii) 12,375 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.

(9)	Consists of (i) 3,993,198 shares of common stock beneficially owned by Forbion entities as described in footnote (2) above and (ii) 12,375 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.

(10)	Consists of (i) 45,100 shares of common stock and (ii) 9,625 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.

(11)

Consists of (i) 2,000 shares of common stock owned directly and (ii) 12,375 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.

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(12)	Consists of (i) 65,119 shares of common stock and (ii) 216,754 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.
(13)

Consists of (i) 34,459 shares of common stock and (ii) 18,958 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.

(14)	Includes (i) 15,224,717 shares of common stock and (ii) 1,035,900 shares of common stock issuable upon exercise of options that are exercisable as of March 23, 2016 or will become exercisable within 60 days after such date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Based solely on our review of copies of such filings by our directors, executive officers, and 10% shareholders, or written representations from certain of those persons, we believe that all filings required to be made by those persons during the year ended December 31, 2015 were timely made, except for late filings by each of Mr. Abbey, Dr. Nicolette and Ms. Winterbottom. Each of these officers inadvertently filed a Form 4 reporting acquisitions of common stock after the deadline due to administrative errors.

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PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees for Directors

Our board of directors is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two class I directors (Sander van Deventer and Alexey Vinogradov), whose terms expire at the 2018 annual meeting of stockholders; two class II directors (Hubert Birner and Robert Carey), whose terms expire at this 2016 annual meeting; and three class III directors (Jeffrey D. Abbey, Andrei Petrov and Philippe Van Holle), whose terms expire at the 2017 annual meeting.

Our board of directors, on the recommendation of our nominating and corporate governance committee, has nominated Hubert Birner and Robert Carey for election as class II directors at the 2016 annual meeting.  The persons named in the enclosed proxy card will vote to elect Dr. Birner and Mr. Carey to our board of directors unless you indicate that you withhold authority to vote for the election of any or all of the nominees.  Each Class II director will be elected to hold office until our 2019 annual meeting of stockholders and until his respective successors is elected and qualified or until his respective earlier resignation, death or removal. Each of the nominees is presently a director, and each has indicated a willingness to serve as a director, if elected. If a nominee becomes unable or unwilling to serve, however, the persons acting under the proxy may vote for substitute nominees selected by the board of directors.

Information about our Directors

Below are the names, ages and certain other information for each member of our board as of March 23, 2016, including the nominees for election as class II directors. There are no familial relationships among any of our directors, nominees for director or executive officers. In addition to the detailed information presented below for each of our directors, we also believe that each of our directors is qualified to serve on our board and has the integrity, business acumen, knowledge and industry experience, diligence, freedom from conflicts of interest and the ability to act in the interests of our stockholders.

Name	Age	Position
Jeffrey Abbey	54	President, Chief Executive Officer and Director
Hubert Birner, Ph.D. (1)(3)	49	Chairman of the Board of Directors
Robert Carey (1)	57	Director
Andrei Petrov, Ph.D. (2)(3)	42	Director
Sander van Deventer M.D., Ph.D. (2)	61	Director
Philippe Van Holle (1)(2)	61	Director
Alexey Vinogradov, Ph.D.	42	Director

____________________

(1)           Member of the Audit Committee

(2)           Member of the Compensation Committee

(3)           Member of the Nominating and Corporate Governance Committee

Nominees for Election as Class II Directors:

Hubert Birner, Ph.D. has served as chairman of our board of directors since 2005 and a member of our board of directors since 2001. Dr. Birner joined the Munich office of TVM Capital, a venture capital firm and an affiliate of ours, as an investment manager in 2000 and currently serves as the Managing Partner of the firm. From 1998 to 2000, Dr. Birner served as head of European business development and director of marketing for Germany at Zeneca Agrochemicals, a biopharmaceutical company. Prior to joining Zeneca Agrochemicals, Dr. Birner served as a management consultant in McKinsey & Company’s European healthcare and pharmaceutical practice. Dr. Birner currently serves on the board of directors of Proteon Therapeutics, Inc. and SpePharm Holdings BV. Dr. Birner previously served on the board of directors of Horizon Pharma, Inc., Bioxell SA, Evotec AG, Probiodrug AG and Jerini AG. Dr. Birner received an M.B.A. from Harvard Business School and a doctorate in biochemistry from Ludwig-Maximilians University in Munich, Germany. His doctoral thesis was honored with the Hoffmann-La Roche prize for outstanding basic research in metabolic diseases. We believe that Dr. Birner is qualified to serve as chairman of our board of directors due to his extensive experience with biopharmaceutical companies and his years of experience providing strategic and advisory services to pharmaceutical and biotechnology companies as a lead director and investor.

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Robert F. Carey has served as a member of our board of directors since September 2015. Mr. Carey has been executive vice president, chief business officer for Horizon Pharma plc since March 2014. Prior to that, Mr. Carey served as managing director and head of the healthcare investment banking group at JMP Securities LLC, a full-service investment bank from March 2003 to March 2014. Prior to JMP, Mr. Carey was a managing director in the healthcare groups at Dresdner Kleinwort Wasserstein and Vector Securities International, Inc.. Mr. Carey also has held roles at Red Hen Bread, InStadium, Shearson Lehman Hutton and Ernst & Whinney. Mr. Carey received his B.S. in accounting from the University of Notre Dame. We believe that Mr. Carey is qualified to serve on our board of directors due to his valuable and relevant healthcare investment banking experience with financings, mergers, acquisitions and global expansion and other strategic transactions as well as his role as a CPA supporting the audits of public and private corporations, which we expect will assist Mr. Carey in fulfilling his duties as chair of our audit committee.

Directors Continuing in Office:

Class I Directors

Sander van Deventer, M.D., Ph.D. has served as a member of our board of directors since 2001. Dr. van Deventer has been a General Partner of Forbion Capital Partners (formerly ABN AMRO Capital), an affiliate of ours, since 2006. From 2008 to 2009, he served as the Chief Executive Officer of Amsterdam Molecular Therapeutics, or AMT, a gene therapy company that he co-founded in 1998. He has also served as a member of AMT’s board of directors since 2007 and as a member of the board of directors of UniQure B.V. since February 2014. Dr. van Deventer has also served as a Professor of Translational Gastroenterology at Leiden University since 2008. He received an M.D. and Ph.D. from the University of Amsterdam. We believe that Dr. van Deventer is qualified to serve on our board of directors due to his experience as a founder of a biopharmaceutical company and his expertise in clinical development.

Alexey Vinogradov, Ph.D. has served as a member of our board of directors since February 2014. Dr. Vinogradov has served as a Managing Partner of CJSC Kollektsiya, or Inbio Ventures, a management company for Pharmstandard, an affiliate of ours, since 2012. Prior to joining Inbio Ventures, from 2009 to 2012, Dr. Vinogradov served as Investment Manager at Bioprocess Capital Partners, Russia’s first venture capital fund, specializing in life sciences and drug discovery. From 2004 to 2009, Dr. Vinogradov was employed by the International Science and Technology Center, where he provided consulting and investment support to early-stage biotechnology companies. From 2002 to 2004, Dr. Vinogradov was employed by Core-Biotech, a private company specialized in industrial biotechnology. Dr. Vinogradov received a Ph.D. in biochemistry from Moscow State University and completed a post-doctoral fellowship at Wageningen University (the Netherlands). We believe that Dr. Vinogradov is qualified to serve on our board of directors due to his experience in the venture capital and biopharmaceutical industries and his scientific background.

Class III Directors

Jeffrey D. Abbey has served as our President and Chief Executive Officer and a member of our board of directors since February 2010. Mr. Abbey served in various other positions at our company from September 2002 to February 2010, including as our Vice President of Business Development from February 2004 to January 2009 and as our Chief Business Officer from January 2009 to February 2010. Prior to joining us, Mr. Abbey served as Vice President of Business Development and Finance at Internet Appliance Network, an information technology company, from 1999 to 2001. Mr. Abbey was a partner at Eilenberg and Krause, LLP, a corporate law firm, from 1994 to 1999. Mr. Abbey received an A.B. in mathematical economics from Brown University and an M.B.A. and J.D. from the University of Virginia. We believe that Mr. Abbey is qualified to serve on our board of directors due to his extensive knowledge of our company and our industry.

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Andrei Petrov, Ph.D. has served as a member of our board of directors since August 2013. Dr. Petrov has been the Chief Scientific Officer of International Biotechnology at Center Generium, a private scientific research and drug development company, since 2011, and the Chief Executive Officer of CJSC ‘Kollectsiya,’ a venture investment company, since 2013. From 2008 to 2011, Dr. Petrov served as Senior Scientist at CJSC Masterclone, a drug discovery and development company. Dr. Petrov has also served as a member on the board of directors of Affitech A/S since 2010, as a member of the board of directors of co.don AG from 2012 to 2015 and as a member on the board of directors of EnGene Inc. since 2015. We believe that Dr. Petrov is qualified to serve on our board of directors due to his extensive experience in drug discovery and development, international collaboration and co-development as well his business development skills in mergers, acquisitions and licensing deals.

Philippe Van Holle has served as a member of our board of directors since November 2014. Mr. Van Holle held the position of Senior VP Global Human Resources at Celgene Corporation from January 2013 to October 2014. From January 2012 until December 2012, he held the position of Chairman International at Celgene. He was President EMEA at Celgene from November 2008 to December 2012, after building the European organization as Head of Europe starting in January 2006. Prior to Celgene, Mr. Van Holle served as Vice President Northern Europe for the Genzyme Corporation from September 2001 to December 2005. Previously, he had been Vice President Global Marketing at Baxter International, for the Renal Division, which he joined in 1998. He was Vice President Marketing, Amgen Europe from 1989 to 1997. He received his undergraduate degree in Econometrics at the Antwerp University St. Ignatius, Belgium in 1976 and a M.B.A from the Cornell University. We believe that Mr. Van Holle is qualified to serve on our board of directors due to his experience in the biopharmaceutical industry and as a senior executive.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF HUBERT BIRNER AND ROBERT F. CAREY TO SERVE AS CLASS II DIRECTORS.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed the firm of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the year ending December 31, 2016. Although stockholder approval of our audit committee’s appointment of PricewaterhouseCoopers LLP is not required by law, our board believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the 2016 annual meeting, our audit committee will reconsider its appointment of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2016 annual meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Audit Fees and Services

Audit and other fees billed to us by PricewaterhouseCoopers, LLP for the years ended December 31, 2015 and 2014 are as follows:

	2015	2014
Audit Fees (1)	$314,906	$379,974
Audit-Related Fees (2)	—	—
Tax Fees (3)	3,167	—
All Other Fees (4)	—	—
Total Fees for Services Provided	$318,073	$379,974

____________________

(1)	Audit fees include fees associated with the annual audit, reviews of interim financial statements included in our quarterly reports on Form 10-Q and SEC registration statements, accounting and reporting consultations and audits conducted under OMB Circular A-133.

(2)	There were no audit-related fees for the years ended December 31, 2015 or 2014.

(3)	Consisted of tax fees related to our Canadian subsidiary, DC Bio, for the year ended December 31, 2015. There were no tax fees for the year ended December 31, 2014.

(4)	Other fees include fees billed for other services rendered not included within Audit Fees, Audit Related Fees or Tax Fees. There were no other fees for the years ended December 31, 2015 or 2014.

PricewaterhouseCoopers LLP did not perform any professional services related to financial information systems design and implementation for us in the year ended December 31, 2015 or 2014.

The audit committee has determined in its business judgment that the provision of non-audit services described above is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

In 2014, the audit committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy requires that all services to be provided by PricewaterhouseCoopers LLP, including audit services and permitted audit-related and non-audit services, must be preapproved by the audit committee, provided that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The board of directors preapproved all audit and non-audit services provided by PricewaterhouseCoopers LLP during years ended December 31, 2015 and 2014.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

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AUDIT COMMITTEE REPORT

The audit committee has reviewed Argos Therapeutics’ audited financial statements for the year ended December 31, 2015 and discussed them with the company’s management and the company’s registered public accounting firm, PricewaterhouseCoopers LLP.

The audit committee has also received from, and discussed with, our independent registered public accounting firm various communications that our independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by Auditing Standard No. 16, Communication with audit committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB.

The audit committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the audit committee concerning independence, and has discussed with the company’s registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the company’s Board of Directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC.

By the audit committee of the board of directors of Argos Therapeutics, Inc.

Hubert Birner, Ph.D.

Robert F. Carey

Philippe Van Holle

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PROPOSAL 3

APPROVE THE POTENTIAL ISSUANCE AND SALE OF UP TO $10,292,563 OF SHARES OF OUR COMMON STOCK TO PHARMSTANDARD INTERNATIONAL S.A. PURSUANT TO THE THIRD TRANCHE UNDER THE SECURITIES PURCHASE AGREEMENT DATED MARCH 4, 2016 AT A PRICE EQUAL TO THE FAIR MARKET VALUE OF OUR COMMON STOCK AT A TIME WHEN THE FAIR MARKET VALUE OF OUR COMMON STOCK IS LESS THAN $5.35 PER SHARE, WHICH SHARES MAY EXCEED 20% OR MORE OF OUR OUTSTANDING COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(C) AND (D).

Overview

On March 4, 2016, we entered into a securities purchase agreement with certain investors, including affiliates of our company, pursuant to which we agreed to issue and sell to such investors an aggregate of up to $60 million of our common stock, par value $0.001 per share, and warrants to purchase shares of our common stock in a private placement.

The sale of the shares and the warrants under the securities purchase agreement may take place in up to three tranches. Under the securities purchase agreement, at the initial closing, which occurred on March 14, 2016, we sold and the investors purchased for a total purchase price of $19,882,915 a total of 3,652,430 shares and warrants to purchase a total of 2,739,323 shares of common stock (0.75 shares of common stock for each share purchased), based on a purchase price per share and accompanying warrant equal to $5.44375. At the closing of the second tranche, which cannot occur prior to June 1, 2016, we have agreed to sell and the investors have agreed to purchase for an additional purchase price of $29,824,520 a total of 5,478,672 shares and warrants to purchase a total of 4,109,005 shares of common stock (0.75 shares of common stock for each share purchased), at the same $5.44375 purchase price. The closing of the second tranche is subject to a recommendation prior to September 30, 2016 by the Independent Data Monitoring Committee, or IDMC, for our ongoing pivotal Phase 3 ADAPT clinical trial of AGS-003 at or following the IDMC’s next regular meeting following the initial closing (currently scheduled for June 2016) that we continue the ADAPT trial or discontinue the ADAPT trial based on favorable efficacy data. The warrants issued at the closing of the first tranche and to be issued at the closing of the second tranche will have an exercise price of $5.35 per share, expire on the fifth anniversary of the date of issuance, be immediately exercisable and be exercisable for cash or by cashless exercise in certain limited circumstances.

Under the securities purchase agreement, Pharmstandard has agreed that, at our option following the satisfaction of certain conditions, it shall purchase at the closing of the third tranche up to $10,292,563 of shares of our common stock (without warrants) at a price per share equal to the lesser of (i) $5.35 and (ii) the fair market value of our common stock at the time we exercise our option (but not lower than $1.50 per share). Pharmstandard’s obligation to purchase shares at the closing is subject to the IDMC having held its next regular meeting after the IDMC meeting associated with the second tranche (currently anticipated to be held in November or December 2016) and having made a recommendation at or following the IDMC meeting for the ADAPT trial that we continue the ADAPT trial or discontinue the ADAPT trial based on favorable efficacy data, and our cash position at such time. Specifically, we may not exercise this option unless and until our board of directors has determined that our cash and cash equivalents are not sufficient to fund at least three months of operations in accordance with our board-approved budget. The dollar amount of shares to be purchased by Pharmstandard at the closing of the third tranche is subject to reduction on a dollar-for-dollar basis for certain cash amounts raised by us after the initial closing, including through equity or debt financings or collaborations. We may not exercise this option after February 28, 2017 and may not proceed with the closing if the price per share would be less than $5.35 unless we have received the stockholder approval we are seeking with this proposal.

Under the securities purchase agreement, we agreed to use the net proceeds from the financing in accordance with a budget approved by our board of directors, as it may be modified from time to time by our board of directors, including a majority of those directors on our board that are affiliated with the investors in the financing.

Pharmstandard, our largest stockholder, beneficially owns approximately 34.2% of our outstanding common stock as of March 23, 2016. Two members of our board of directors are affiliates of Pharmstandard. At the initial closing, Pharmstandard purchased 1,785,534 shares and warrants to purchase a total of 1,339,151 shares of common stock for an aggregate purchase price of $9,720,000. Pharmstandard has agreed to purchase 2,678,301 shares of common stock and warrants to purchase a total of 2,008,726 shares of common stock for an aggregate purchase price of $14,580,001 in the second tranche. If we consummate the second and third tranches of the financing, and assuming that the shares in the third tranche are sold at a price of $5.35 per share for an aggregate purchase price of $10,292,563, Pharmstandard would beneficially own approximately 45.6% of our outstanding common stock. If our stockholders approve this proposal and we sell shares in the third tranche at a price that is less than $5.35 per share, Pharmstandard would beneficially own an even greater percentage of our common stock. Alexey Vinogradov and Andrei Petrov, members of our board of directors, are affiliated with Pharmstandard.

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Registration Rights Agreement

In connection with entering into the securities purchase agreement, we entered into a registration rights agreement with the investors pursuant to which we agreed to register for resale the shares issued in the financing and the shares of our common stock issuable upon exercise of the warrants issued in the financing, which we refer to as warrant shares. Under the registration rights agreement, we have agreed to use our best efforts to file a registration statement after each closing covering the shares and the warrant shares underlying the warrants sold at such closing, as applicable, and to use our best efforts to keep such registration statement effective until the date the shares and warrant shares covered by such registration statement have been sold or may be sold pursuant to Rule 144 without restriction.

Voting Rights

Under the securities purchase agreement, Pharmstandard agreed that if we seek stockholder approval in connection with the sale and issuance of the shares to be sold at the closing of the third tranche, Pharmstandard will vote, and cause its affiliates to vote, all shares held by Pharmstandard or its affiliates in favor of such proposal, subject to the following limitation. We and Pharmstandard have agreed that, to the extent that and for so long as the total voting power of voting securities of the Company beneficially owned by Pharmstandard and its affiliates and any other persons whose beneficial ownership of our common stock would be aggregated with Pharmstandard for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, exceeds 33% of the voting power of the total number of our voting securities then outstanding, in any election of directors and in any other matter submitted to a general vote of the stockholders of the Company (whether taken at an annual or special meeting of stockholders or by written action) Pharmstandard would and would cause its affiliates and such other persons whose beneficial ownership of our common stock would be aggregated with Pharmstandard for purposes of Section 13(d) of the Exchange Act to vote such number of our voting securities held by such persons which results in such ownership exceeding 33% of the voting power of the total number of our voting securities then outstanding in the same manner as and in the same proportion to the votes cast on the matter by the other holders of our voting securities. This voting agreement applies to each of the proposals being voted on at this 2016 annual meeting, including this proposal.

Nasdaq Stockholder Approval Requirement

Our common stock is listed on The Nasdaq Global Market and trades under the ticker symbol ARGS. Nasdaq Listing Rule 5635(c), or Rule 5635(c), requires companies to obtain stockholder approval prior to the issuance of common stock at a price less than fair market value to officers, directors, employees or consultants, or affiliated entities of any such persons. If the fair market value of our common stock is less than $5.35 per share at the time of the third tranche, the issuance of shares in the third tranche would result in the purchase of shares by Pharmstandard, an entity affiliated with two of our directors, at a price that is less than the fair market value of the shares at the time we entered into the securities purchase agreement. Such issuance would require stockholder approval under Rule 5635(c). As a result of the potential need for stockholder approval of this issuance, we are requesting that our stockholders approve this potential issuance at this 2016 annual meeting so that we will have flexibility to issue and sell the shares to Pharmstandard if, at the time of the third tranche, the fair market value of the shares is less than $5.35 per share and we believe that it is in the best interest of our company to complete the third tranche.

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Nasdaq Listing Rule 5635(d), or Rule 5635(d), requires companies to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power of our voting securities outstanding before the issuance for less than the greater of book or market value of the stock. The shares and warrants sold in the first and second tranches are being sold at a price equal to the fair market value of such securities at the time we entered into the securities purchase agreement. As a result, stockholder approval under Rule 5635(d) is not required for the issuance of such securities in the first two tranches. However, the potential issuance of shares in the third tranche at a price that is less than the fair market value at the time we entered into the securities purchase agreement could require stockholder approval under Rule 5635(d) if the shares that would be issued in the third tranche are equal to 20% or more of our common stock or 20% or more of the voting power of our voting securities outstanding before the first tranche of the financing. As a result, we are also requesting that our stockholders approve this potential issuance at this 2016 annual meeting under Rule 5635(d) so that we will have the flexibility to issue the shares in the third tranche at a price that is less than $5.35 per share and in an aggregate amount that exceeds 20% or more of our common stock outstanding before the financing if we believe that it is in the best interest of our company to complete the third tranche.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE approval of the POTENTIAL issuance and SALE OF UP TO $10,292,563 OF SHARES OF OUR COMMON STOCK TO PHARMSTANDARD INTERNATIONAL S.A. PURSUANT TO THE THIRD TRANCHE UNDER THE SECURITIES PURCHASE AGREEMENT DATED MARCH 4, 2016 AT A PRICE EQUAL TO THE FAIR MARKET VALUE OF OUR COMMON STOCK AT A TIME WHEN THE FAIR MARKET VALUE OF OUR COMMON STOCK IS LESS THAN $5.35 PER SHARE, WHICH SHARES MAY EXCEED 20% OR MORE OF OUR OUTSTANDING SHARES OF COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(C) AND (D).

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CORPORATE GOVERNANCE

General

Our board of directors believes that good corporate governance is important to ensure that we are managed for the long-term benefit of stockholders.  This section describes key corporate governance guidelines and practices that our board of directors has adopted.  Complete copies of our corporate governance guidelines, committee charters and code of conduct are available on the “Corporate Governance” section of our website, www.argostherapeutics.com.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the company and our stockholders.  These guidelines, which provide a framework for the conduct of our board of directors’ business, provide that:

·	our board of directors’ principal responsibility is to oversee the management of the company;

·	a majority of the members of our board of directors shall be independent directors;

·	the independent directors meet regularly in executive session;

·	directors have full and free access to officers and employees and, as necessary and appropriate, independent advisors;

·	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

·	at least annually, our board of directors and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Leadership Structure

The positions of chairman of the board of directors and chief executive officer are presently separated and have generally been separated at our company. The duties of the chairman of the board include the following:

·	chairing meetings of our board and of the independent directors in executive session;

·	meeting with any director who is not adequately performing his or her duties as a member of our board or any committees;

·	facilitating communications between other members of our board and the chief executive officer;

·	determining the frequency and length of board meetings and recommending when special meetings of our board should be held;

·	preparing or approving the agenda for each board meeting; and

·	reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our board.

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The board of directors decided to separate the roles of chairman and chief executive officer because it believes that a bifurcated leadership structure offers the following benefits:

·	increasing the independent oversight of our company and enhancing our board’s objective evaluation of our chief executive officer;

·	freeing the chief executive officer to focus on company operations instead of board administration;

·	providing the chief executive officer with an experienced sounding board;

·	providing greater opportunities for communication between stockholders and our board;

·	enhancing the independent and objective assessment of risk by our board; and

·	providing an independent spokesman for our company.

Director Independence

Applicable Nasdaq rules require that a majority of a listed company’s board of directors be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent, that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director only qualifies as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a listed company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all of our current directors and all of our directors during the year ended December 31, 2015, in each case other than Mr. Abbey, are independent directors as defined by applicable Nasdaq rules. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deems relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Our board of directors also determined that Hubert Birner, Robert Carey and Philippe Van Holle, who comprise our audit committee, and Andrei Petrov, Sander van Deventer, and Philippe Van Holle, who comprise our compensation committee, each satisfy the independence standards for such committees established by the SEC and by applicable Nasdaq rules. Our board had reached a similar determination with respect to each of Jean Lamarre, who served as a director and as a member of the audit committee in 2015 until his resignation from our board of directors in September 2015, and Brian Underdown, who served as a member of the audit committee until February 2015 when he was replaced on the committee by Mr. Van Holle, and as the chairman of our compensation committee until March 2016, when he ceased to serve as a member of our board of directors.

There are no family relationships among any of our directors or executive officers.

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Board and Committee Meetings

Our board of directors held eight meetings during 2015. During 2015, each of the directors then in office attended at least 75% of the aggregate of all meetings of the board of directors and all meetings of the committees of the board of directors on which such director then served.  Continuing directors and nominees for election as directors in a given year are expected to attend the annual meeting of stockholders. Seven of our eight directors serving at that time attended our 2015 annual meeting of stockholders.

We have established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees operates under a charter that has been approved by our board of directors. A copy of each charter can be found under the “Corporate Governance” section of our website at www.argostherapeutics.com

Audit Committee

The current members of our audit committee are Hubert Birner, Robert Carey and Philippe Van Holle. Mr. Carey chairs our audit committee. Mr. Van Holle has served on the committee since February 2015 and Mr. Carey has served on the committee since September 2015. Mr. Van Holle replaced Brian Underdown, who served as a member of our audit committee until February 2015. Mr. Carey replaced Jean Lamarre, a former member of our board of directors, who served as a member of our audit committee until September 2015, when he ceased to serve as a member of our board of directors.  Our audit committee held four meetings during 2015.

Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function, if any;

•	overseeing our risk assessment and risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, our independent registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Our board of directors has determined that Mr. Carey is an “audit committee financial expert” as defined in applicable SEC rules and qualifies as independent as independence is defined for audit committee members under applicable Nasdaq rules. We believe that the composition of our audit committee meets all applicable requirements with respect to audit committee composition established by the SEC and by applicable Nasdaq rules.

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Compensation Committee

The current members of our compensation committee are Andrei Petrov, Sander van Deventer, and Philippe Van Holle. Dr. van Deventer chairs our compensation committee. Brian Underdown served as the chairman of our compensation committee until March 2016, when he ceased to serve as a member of our board of directors. Our compensation committee held four meetings during 2015.

Our compensation committee’s responsibilities include:

•	reviewing and approving, or making recommendations to our board with respect to, the compensation of our chief executive officer and our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board with respect to director compensation;

•	reviewing and discussing annually with management our compensation disclosure required by SEC rules; and

•	preparing the annual compensation committee report required by SEC rules.

We believe that the composition of our compensation committee meets all applicable requirements with respect to compensation committee composition under the current NASDAQ Global Market and SEC rules and regulations.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Hubert Birner and Andrei Petrov. Dr. Birner chairs our nominating and corporate governance committee. Brian Underdown, a former member of our board of directors, served as a member of our nominating and corporate governance committee until March 2016, when he ceased to serve as a member of our board of directors. Our nominating and corporate governance committee did not hold any meetings during 2015.  Instead, the members of the committee addressed the committee’s responsibilities during executive sessions of meetings of the board held by the independent directors.

Our nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become members of our board;

•	recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;

•	reviewing and making recommendations to our board with respect to our board leadership structure;

•	reviewing and making recommendations to our board with respect to management succession planning;

•	developing and recommending to our board corporate governance principles; and

•	overseeing a periodic evaluation of our board.

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Director Nomination Process

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board of directors.

In considering whether to recommend any particular candidate for inclusion in our board’s slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines.  Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics: integrity, business acumen, good judgment, and knowledge of our business and industry.  We also value experience on other public company boards of directors and board committees.

The director biographies included herein indicate each nominee’s experience, qualifications, attributes and skills that led our nominating and corporate governance committee and our board of directors to conclude each such director should continue to serve as a director of Argos Therapeutics.  Our nominating and corporate governance committee and our board of directors believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.

Our nominating and corporate governance committee does not have a policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the committee also takes into consideration the value of diversity (with respect to gender, race and national origin) of our board members.  The committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date such recommendation is made, to Corporate Secretary, Argos Therapeutics, Inc., 4233 Technology Drive, Durham, North Carolina 27704.  The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our bylaws.  Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.  If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the committee or our board of directors, by following the procedures set forth under the heading “Stockholder Proposals” in this proxy statement.

Communications from Stockholders

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our chairman of the board, with the advice and assistance from our legal counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

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Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board of directors should address such communications to Board of Directors, Argos Therapeutics, 4233 Technology Drive, Durham, North Carolina 27704.

Oversight of Risk

Our board of directors oversees our risk management processes directly and through its committees.  Our management is responsible for risk management on a day-to-day basis.  The role of our board of directors and its committees is to oversee the risk management activities of management.  They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.  In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our compensation committee oversees risk management activities relating to our compensation policies and practices; and our nominating and corporate governance committee oversees risk management activities relating to board of directors composition and management succession planning.  Each committee reports to the full board of directors on a regular basis, including reports with respect to the committee’s risk oversight activities, as appropriate.  In addition, since risk issues often overlap, committees from time to time request that the full board of directors discuss particular risks.

Code of Business Conduct and Ethics

We have also adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, or persons performing similar functions. We have posted a current copy of the code on our website, www.argostherapeutics.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq stock market listing standards concerning any amendments to, or waivers from, any provision of the code.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or our compensation committee. None of the members of our compensation committee is, or has ever been, an officer or employee of our company. The current members of our compensation committee are Andrei Petrov, Sander van Deventer and Philippe Van Holle. Brian Underdown served as a member and the chair of our compensation committee until March 2016, at which time he ceased to serve as a member of our board of directors. No member of our compensation committee engaged in any related person transaction involving our company since January 1, 2015 other than Dr. Petrov and Dr. van Deventer. See “Transactions with Related Persons” for information about the terms of the transactions we engaged in with affiliates of Dr. Petrov and Dr. van Deventer.

Director Compensation

Our non-employee director compensation program is designed to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. The form and amount of director compensation paid under our policy is reviewed and assessed from time to time by the compensation committee with changes, if any, recommended to the board for action. Director compensation may take the form of cash, equity, and other benefits ordinarily available to directors.

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Our director compensation program provides for non-employee directors to receive an option grant of 11,000 shares upon election to the board, which option grant vests in equal quarterly installments over a term of three years so long as such person continues to serve as a director and an annual option grant of 5,500 shares upon the annual meeting of stockholders, which option grant vests in equal quarterly installments over a term of one year so long as such person continues to serve as a director. These grants are made under our 2014 stock incentive plan. Our program also provides for our non-employee directors to receive an annual retainer of $35,000, and an additional retainer of $25,000 in the event such director is the chairman or lead director. If the non-employee director is a member of our audit or compensation committee, he or she receives an additional $5,000 retainer, which is increased to $10,000 if such director is serving as the chair of such committee. If the non-employee director is a member of our nominating and corporate governance committee, he or she receives an additional $2,500 retainer, which is increased to $5,000 if such director is serving as the chair of such committee. These retainers are paid to each non-employee director quarterly in arrears.

For 2016, our board has determined that each non-employee director will receive shares of our common stock under our 2014 stock incentive plan in lieu of cash board fees on the last day of each calendar quarter in 2016. The number of shares to be granted to each non-employee director on a quarterly basis shall be that number of whole shares of our common stock equal to the dollar amount of such director’s fees for a given calendar quarter divided by the closing share price of our common stock on the last trading day of such calendar quarter.

We reimburse each non-employee director for reasonable travel expenses incurred and in connection with attendance at board and committee meetings on our behalf, and for expenses such as supplies.

2015 Compensation of Non-Employee Directors

Our non-employee directors received the following aggregate amounts of compensation in respect of the year ended December 31, 2015:

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total
	($)	($)	($)
Hubert Birner	70,000	32,748	102,748
Robert Carey (2)	12,717	51,247	63,964
Jean Lamarre (3)	31,249	32,748	63,997
Andrei Petrov	42,500	32,748	75,248
Brian Underdown (4)	44,999	32,748	77,747
Sander van Deventer	35,000	32,748	67,748
Philippe Van Holle	45,000	32,748	77,748
Alexey Vinogradov	35,000	32,748	67,748

____________________

(1)	The amounts shown in this column reflect the aggregate grant date fair value of the stock awards and option awards granted to our non-employee directors computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standard Codification, or ASC, Topic 718. The assumptions made in determining the fair values of our stock awards and option awards are set forth in Notes 2 and 12 to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015.
(2)	Robert Carey joined our board of directors in September 2015.
(3)	Jean Lamarre resigned from our board of directors in September 2015.
(4)	Brian Underdown resigned from our board of directors in March 2016.

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As of December 31, 2015, our non-employee directors as of such date held the following numbers of stock options, all of which were granted under our 2014 stock incentive plan:

Name	Option Awards
Hubert Birner	16,500
Robert Carey	11,000
Andrei Petrov	16,500
Brian Underdown	16,500
Sander van Deventer	16,500
Philippe Van Holle	16,500
Alexey Vinogradov	16,500

Executive Officers of Argos Therapeutics

The following table sets forth the names, ages and positions of our executive officers as of March 23, 2016:

Name	Age	Position
Jeffrey D. Abbey*	54	President, Chief Executive Officer and Director
Charles A. Nicolette, Ph.D.	53	Chief Scientific Officer and Vice President of Research and Development
Frederick M. Miesowicz, Ph.D.**	67	Chief Operating Officer and Vice President of Manufacturing
Lee F. Allen, M.D., Ph.D.	64	Chief Medical Officer
Lori R. Harrelson	46	Vice President of Finance
Joan C. Winterbottom	59	Chief Human Resources Officer

____________________

*	Mr. Abbey is a member of our board of directors. See “Proposal 1 — Election of Directors — Directors Continuing in Office” for more information about Mr. Abbey.
**	Dr. Miesowicz resigned from his position as Chief Operating Officer and Vice President of Manufacturing effective as of April 22, 2016.

Charles A. Nicolette, Ph.D. has served as our Chief Scientific Officer since December 2007 and as our Vice President of Research and Development since December 2004. Dr. Nicolette served as our Vice President of Research from July 2003 to December 2004. Prior to joining us, Dr. Nicolette served in various positions at Genzyme Molecular Oncology, Inc., a biotechnology company, from 1997 to 2003, most recently as Director of Antigen Discovery. Dr. Nicolette received a B.S. from the State University of New York at Stony Brook and a Ph.D. in biochemistry and cellular and developmental biology from the State University of New York at Stony Brook, completing his doctoral dissertation and post-doctoral fellowship at Cold Spring Harbor Laboratory.

Frederick M. Miesowicz, Ph.D. served as our Chief Operating Officer and Vice President of Manufacturing from February 2005 to April 2016. Dr. Miesowicz served as our Vice President of Manufacturing from May 2003 to February 2005. Prior to joining us, Dr. Miesowicz served as Vice President of U.S. Operations for Gamida-Cell Ltd., a stem cell company, from 2000 to 2003; Senior Vice President and General Manager at Hybridon Specialty Products, a manufacturing division of a biotechnology company, from 1998 to 2000; and Vice President and General Manager at Cellcor, a subsidiary of Cytogen Corporation, a biopharmaceutical company, from 1995 to 1998. Dr. Miesowicz received a B.S. in chemistry from Siena College and a Ph.D. in chemistry from Harvard University.

Lee F. Allen, M.D., Ph.D. has served as our Chief Medical Officer since January 2016. Prior to joining us, Dr. Allen served as Chief Medical Officer for Spectrum Pharmaceuticals from March 2013 to January 2016. Dr. Allen also served as Chief Medical Officer at AMAG Pharmaceuticals from August 2007 to March 2013, and was Executive Vice President of Medical Development from 2009 to 2013 and Senior Vice President of Medical Development from 2007 to 2009. Dr. Allen has also served in clinical leadership roles in the Division of Hematology/Oncology at the University of Utah Health Sciences’ Huntsman Cancer Institute and Duke University Medical Center. He earned a Ph.D. in pathology and an M.D. from the University of Medicine and Dentistry of New Jersey, and trained in Internal Medicine and Hematology/Oncology at the Duke University Medical Center.

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Lori R. Harrelson has served as our Vice President of Finance since July 2011. Ms. Harrelson served as our Director of Finance and Accounting from January 2007 to July 2011 and as our Director of Accounting and Financial Reporting from September 2004 to January 2007. Prior to joining us, Ms. Harrelson served as Finance Manager at LipoScience, Inc., a diagnostic company, from 2001 to 2004 and a senior auditor at Ernst & Young, from 1997 to 2001. Ms. Harrelson received a B.S. in finance from East Carolina University and is a C.P.A.

Joan C. Winterbottom has served as our Chief of Human Resources Officer since February 2015. From August 2012 to February 2014, she served as Senior Vice President, Human Resources at Amicus Therapeutics, Inc. From August 2011 to August 2012, she served as Senior Vice President, Human Resources at Savient Pharmaceuticals, Inc. Prior to joining Savient, Ms. Winterbottom held a variety of human resources leadership roles at Johnson & Johnson from 2001 to 2011, most recently as Vice President of Human Resources for the Global Over-the Counter/Nutritionals/Wellness and Prevention global business unit. During her time at Johnson & Johnson, she also served as Vice President of Human Resources for McNeil Consumer Healthcare and World Wide Director, Head of Human Resources for Biologics, Immunology, and Oncology Research & Development. Earlier in her career, Ms. Winterbottom held human resources positions of increasing responsibility in various financial services companies. Ms. Winterbottom earned a B.S. in business and economics from Lehigh University, and a graduate certification in organization development from Saint Joseph's University.

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TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2015, we have engaged in the following transactions with our directors, executive officers and holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers and holders of more than 5% of our voting securities, in which the amount involved in the transaction exceeds $120,000. We believe that these transactions were on terms as favorable as we could have obtained from unrelated third parties. Compensation arrangements for our directors and named executive officers are described in “Corporate Governance—Director Compensation” and “Executive Compensation.”

Participation in our PIPE Financing

On March 4, 2016, we entered into a securities purchase agreement with certain investors, including affiliates of our company, pursuant to which we agreed to issue and sell to such investors an aggregate of up to $60 million of our common stock and warrants to purchase shares of our common stock in a private placement financing. Investors participating in the financing include the following holders of more than 5% of our voting securities and their affiliates: Pharmstandard, TVM V Life Science Ventures GmbH & Co. KG, ForArgos B.V. and Wasatch Funds Trust. Alexey Vinogradov, Andrei Petrov, Hubert Birner and Sander van Deventer, who are members of our board of directors, are affiliated with certain of the participating investors.

The sale of the shares and the warrants under the securities purchase agreement may take place in up to three tranches. Under the securities purchase agreement, at the closing of the initial tranche, which occurred on March 14, 2016, we sold and the investors purchased for a total purchase price of $19,882,915 a total of 3,652,430 shares and warrants to purchase a total of 2,739,323 shares of common stock (0.75 shares of common stock for each share purchased), based on a purchase price per share and accompanying warrant equal to $5.44375. At the closing of the second tranche, which cannot occur prior to June 1, 2016, we have agreed to sell and the investors have agreed to purchase for an additional purchase price of $29,824,520 a total of 5,478,672 shares and warrants to purchase a total of 4,109,005 shares of common stock (0.75 shares of common stock for each share purchased), at the same $5.44375 purchase price. The closing of the second tranche is subject to a recommendation prior to September 30, 2016 by the Independent Data Monitoring Committee, or IDMC, for our ongoing pivotal Phase 3 ADAPT clinical trial of AGS-003 at or following the IDMC’s next regular meeting following the initial closing (currently scheduled for June 2016) that we continue the ADAPT trial or discontinue the ADAPT trial based on favorable efficacy data. The warrants issued at the closing of the first tranche and to be issued at the closing of the second tranche will have an exercise price of $5.35 per share, expire on the fifth anniversary of the date of issuance, be immediately exercisable and be exercisable for cash or by cashless exercise in certain limited circumstances.

Under the securities purchase agreement, Pharmstandard has agreed that, at our option following the satisfaction of certain conditions, it shall purchase at the closing of the third tranche up to $10,292,563 of shares of our common stock (without warrants) at a price per share equal to the lesser of (i) $5.35 and (ii) the fair market value of our common stock at the time we exercise our option (but not lower than $1.50 per share). Pharmstandard’s obligation to purchase shares at the closing is subject to the IDMC having held its next regular meeting after the IDMC meeting associated with the second tranche (currently anticipated to be held in November or December 2016) and having made a recommendation at or following the IDMC meeting for the ADAPT trial that we continue the ADAPT trial or discontinue the ADAPT trial based on favorable efficacy data, and our cash position at such time. Specifically, we may not exercise this option unless and until our board of directors has determined that our cash and cash equivalents are not sufficient to fund at least three months of operations in accordance with our board-approved budget. The dollar amount of shares to be purchased by Pharmstandard at the closing of the third tranche is subject to reduction on a dollar-for-dollar basis for certain cash amounts raised by us after the initial closing, including through equity or debt financings or collaborations. We may not exercise this option after February 28, 2017 and may not proceed with the closing if the price per share would be less than $5.35 unless we have received the stockholder approval we are seeking with proposal three (proposal 3) above.

Under the securities purchase agreement, Pharmstandard has also agreed that:

•	if we determine to seek stockholder approval in connection with the sale and issuance of the shares to be sold at the closing of the third tranche, Pharmstandard will vote, and cause its affiliates to vote, all shares of our voting securities held by Pharmstandard or its affiliates in favor of such proposal, subject to certain limitations; and

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•	to the extent that and for so long as the total voting power of our voting securities beneficially owned by Pharmstandard and its affiliates and any other Persons whose beneficial ownership of our common stock would be aggregated with Pharmstandard for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, exceeds 33% of the voting power of the total number of our voting securities then outstanding, in any election of directors and in any other matter submitted to a general vote of our stockholders (whether taken at an annual or special meeting of stockholders or by written action) Pharmstandard shall and shall cause its affiliates and such other persons whose beneficial ownership of our common stock would be aggregated with Pharmstandard for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, to vote such number of our voting securities which exceed 33% of the voting power of the total number of our voting securities then outstanding in the same manner as and in the same proportion to the votes cast on the matter by the other holders of our voting securities.

The closings of the second and third tranches will be subject to the satisfaction of certain customary closing conditions. We have granted the investors, and the investors have granted us, indemnification rights with respect to our or their representations, warranties, covenants and agreements under the securities purchase agreement.

The number of shares and warrants that each of our principal stockholders purchased in the closing of the first tranche and has agreed to purchase in the closing of the second tranche, and the aggregate purchase price paid, or to be paid, for such shares and warrants is set forth in the table below.

Name	Shares Purchased in the Initial Tranche	Shares of Common Stock Underlying Warrants Purchased in the Initial Tranche	Purchase Price of Initial Tranche Securities	Shares to be Purchased in the Second Tranche	Shares of Common Stock Underlying Warrants to be Purchased in the Second Tranche	Purchase Price of Second Tranche Securities
Pharmstandard International S.A.	1,785,534	1,339,151	$9,720,000	2,678,301	2,008,726	$14,580,001
Entities affiliated with Forbion	881,745	661,309	$4,799,999	1,322,618	991,964	$7,200,002
TVM V Life Science Ventures GmbH & Co. KG	183,697	137,773	$1,000,001	275,545	206,659	$1,499,998
Entities affiliated with Wasatch Advisors, Inc.	74,750	56,062	$406,920	112,150	84,112	$610,517

Registration Rights Agreement

On March 4, 2016, in connection with entering into the securities purchase agreement, we entered into a registration rights agreement with the investors, pursuant to which we have agreed to register for resale the shares of common stock issued or to be issued under the securities purchase agreement and the shares of our common stock issued upon exercise of the warrants issued under the securities purchase agreement, which shares of common stock are collectively referred to as the “Registrable Securities”. Under the registration rights agreement, we have agreed to use our best efforts to file a registration statement after the closing of each tranche covering the shares of common stock and the warrant shares underlying the warrants sold at each such closing, as applicable, and to use our best efforts to keep such registration statement effective until the date the shares of common stock and shares of common stock issuable upon exercise of the warrants covered by such registration statement have been sold or may be sold pursuant to Rule 144 without restriction.

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In the event a registration statement has not been filed by within 60 days of the closing of the initial tranche and within 30 days of the closing of each of the second and third tranches (in each case subject to extension under certain circumstances), then we have agreed to make pro rata payments to each investor that participated in such closing as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such investor in such closing per 30-day period or pro rata for any portion thereof during which no such registration statement is filed with respect to the applicable Registrable Securities. Moreover, in the event (i) a registration statement covering Registrable Securities issued at a certain closing is not declared effective by the Securities and Exchange Commission, or the SEC, by the 120th day following the closing of the initial tranche and by the 90th day following the closing of each of the second and third tranches, or (ii) after a registration statement has been declared effective by the SEC, such registration statement is not available to cover any sales of Registrable Securities registered by such registration statement, then we have agreed to make pro rata payments to each investor that participated in such closing as liquidated damages in an amount equal to 1% of the aggregate amount invested by each such investor in such closing per 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective, subject to specified exceptions.

We have granted the investors, and the investors have granted us, customary indemnification rights in connection with the registration statements.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These agreements may require us, among other things, to indemnify each such director for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief executive officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

·	the related person’s interest in the related person transaction;

·	the approximate dollar value of the amount involved in the related person transaction;

·	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

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·	whether the transaction was undertaken in the ordinary course of our business;

·	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

·	the purpose of, and the potential benefits to us of, the transaction; and

·	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

·	interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and (c) the amount involved in the transaction equals less than the greater of $200,000 dollars or 5% of the annual gross revenues of the other entity that is a party to the transaction; and

·	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

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EXECUTIVE COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers in 2015. This section also provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and is intended to place into perspective the data presented in the tables and narrative that follow. Our “named executive officers” for 2015 were:

•	Jeffrey D. Abbey, our president and chief executive officer;

•	Charles A. Nicolette, Ph.D., our vice president of research and development and chief scientific officer; and

•	Joan C. Winterbottom, our chief of human resources officer.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers during the years ended December 31, 2015 and 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Jeffrey D. Abbey (4)	2015	450,000	202,500	714,502	14,861	1,381,863
President and Chief Executive Officer	2014	379,788	163,800	482,991	20,582	1,047,161
Charles A Nicolette, Ph.D.	2015	325,000	108,875	446,564	17,217	897,656
Vice President of Research and Development and Chief Scientific Officer	2014	294,327	88,200	160,902	12,067	555,496
Joan C. Winterbottom (5)	2015	247,244	73,270	561,589	35,020	917,123
Chief of Human Resources Officer	2014	—	—	—	—	—

____________________

(1)	In lieu of paying annual cash bonuses for 2015, in January 2016 we granted restricted stock awards to our executive officers, including 90,401 shares to Mr. Abbey, 48,604 shares to Dr. Nicolette and 32,709 shares to Ms. Winterbottom. The number of shares granted to each named executive officer was calculated by dividing the amount of the 2015 annual cash bonus that would otherwise have been paid by the closing price of our common stock on January 8, 2016. Each of the restricted stock awards is subject to a lapsing right of repurchase in our favor, which right will lapse with respect to 100% of the underlying shares of each award on November 20, 2016, assuming such executive is still providing services to us on such date.

(2)	The amounts reported in the “Option Awards” column reflect the aggregate fair value of share-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Notes 2 and 12 to our Consolidated Financial Statements in Part II, Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2015.

(3)	The amounts reported in the “All Other Compensation” column reflect, for each named executive officer, the aggregate incremental cost to us of all perquisites and other personal benefits, which are comprised of post-tax insurance earnings, and 401(k) matching contributions consistent with those provided to all of our employees. The amount reported in this column for Ms. Winterbottom for 2015 also includes $24,154 in temporary living expenses paid on behalf of Ms. Winterbottom.

(4)	Mr. Abbey serves as a member of our board of directors but does not receive any additional compensation for his service as a director.

(5)	Ms. Winterbottom was appointed as our chief of human resources officer in February 2015.

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Narrative Disclosure to Summary Compensation Table

We review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for 2015 are described below.

Our compensation committee sets base salaries and bonuses and grants equity incentive awards to our executive officers.  In setting base salaries and bonuses and granting equity incentive awards, our compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. As part of this process, our chief executive officer prepares performance evaluations for the other executive officers and recommends annual salary increases, annual stock option awards and bonuses to the compensation committee.  The compensation committee conducts our chief executive officer’s performance evaluation. Prior to approving compensation for our executive officers, the compensation committee consults with the board of directors.

During the annual compensation review, our compensation committee also consults with its compensation consultant.  Our compensation committee engaged Arnosti Consulting, Inc. as its independent compensation consultant to review our executive compensation peer group and program design and assess our executives’ compensation relative to comparable companies. Our compensation committee considered the relationship that Arnosti Consulting, Inc. has with us, the members of our board of directors and our executive officers. Based on the committee’s evaluation, the compensation committee has determined that Arnosti Consulting, Inc. is serving as an independent and conflict-free advisor to the committee.

The primary elements of our executive compensation program are:

•	base salary;

•	annual cash bonuses; and

•	equity incentive awards.

We strive to achieve an appropriate mix between the various elements of our compensation program to meet our compensation objectives and philosophy; however, we have not adopted any formal policies or guidelines for allocating compensation among these elements.

Base Salary.  We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. In 2015, we paid an annual base salary of $450,000 to Mr. Abbey, $325,000 to Dr. Nicolette and $290,000 to Ms. Winterbottom. These annual base salaries have not been increased for 2016.

Annual Bonus.  In addition to base salaries, our executive officers are eligible to receive annual discretionary cash bonuses based on the achievement of corporate objectives and individual performance. Bonuses are typically prorated on a monthly basis, as applicable, for executive officers who commence employment after the beginning of the year. Our executive officers’ annual bonus opportunities are generally set as a specified percentage of annual base salary. The 2015 annual target bonus amount for each of our current executive officers was 60% of base salary for Mr. Abbey, 40% of base salary for Dr. Nicolette and 35% of base salary for Ms. Winterbottom. In determining annual bonuses, we have generally attributed 85% of the target bonus to the achievement of specified corporate objectives and 15% to the individual’s effectiveness in helping us achieve our corporate objectives or other individual performance criteria. The annual corporate objectives are recommended by our chief executive officer and approved by the compensation committee and the board of directors. Historically, annual bonuses have been determined by the compensation committee and ratified by the non-employee directors in December of each year and paid by the end of December of the year in which they were determined. Due to the limitations on our cash resources, in lieu of annual cash bonuses to our named executive officers for 2015, we granted to each of our named executive officers restricted stock awards under our 2014 stock incentive plan having a value based on the closing market price on January 8, 2016 equal to $202,500 (90,401 shares) to Mr. Abbey, $108,875 (48,604 shares) to Dr. Nicolette and $73,270 (32,709 shares) to Ms. Winterbottom. Each of the restricted stock awards is subject to a lapsing right of repurchase in our favor, which will lapse with respect to 100% of the underlying shares on November 20, 2016, assuming such executive is still providing services to us on such date.

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Equity Incentive Awards.  Our equity award program is the primary vehicle for offering long-term incentives to our executives. We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. To date, we have used stock option grants for this purpose because we believe they are an effective means by which to align the long-term interests of our executive officers with those of our stockholders. The use of options also can provide tax and other advantages to our executive officers relative to other forms of equity compensation. We believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees.

We award stock options broadly to our employees, including to our non-executive employees. Grants to our executives and other employees are made at the discretion of our board of directors or compensation committee and are not made at any specific time period during a fiscal year. All of our named executive officers have received stock option grants under our 2008 stock incentive plan or our 2014 stock incentive plan. No further options may be granted under our 2008 stock incentive plan. Our board of directors has delegated authority to Mr. Abbey to grant awards under the 2014 stock incentive plan to all of our employees, except employees at or above the director level. Our board of directors has fixed the terms of the awards to be granted by Mr. Abbey, including the exercise price of such awards, and the maximum number of shares subject to awards that such executive officer may make.

Initial option grants to our executive officers are generally set forth in their employment agreements. These initial grants are the product of negotiation with the executive officer, but we generally seek to establish equity ownership levels that we believe are commensurate with the equity stakes held by executive officers serving in similar roles at comparable biopharmaceutical companies. In addition, from time to time in connection with corporate finance transactions and at other times as our compensation committee and board of directors deem appropriate, we provide subsequent option grants to those executive officers determined to be performing well.

The majority of the stock option grants we have made to our executive officers vest over four years. However, from time to time, our board of directors has approved grants with different and sometimes shorter vesting provisions. For instance, in July 2014 we granted options to our executive officers that vest upon the achievement within specified time parameters of specified performance milestones designed for each executive, including milestones related to two or more of our stock price, clinical and nonclinical development of AGS-003, regulatory approval of AGS-003, commercial supply of AGS-003, business development activities and the expansion of our program pipeline, the achievement of which shall be determined by the compensation committee of our board of directors. Our historical practice has been to provide for 100% acceleration of vesting of outstanding stock options in the event of a change of control. Additional information regarding the effect of accelerated vesting upon a change in control with respect to our named executive officers is discussed below under “— Agreements with our Named Executive Officers.”

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Outstanding Equity Awards at December 31, 2015

The following table provides information about outstanding stock options held by each of our named executive officers at December 31, 2015. All of the listed options were granted under our 2014 and 2008 stock incentive plans.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
Jeffrey D. Abbey	14,175	(1)	—		4.20	(8)	7/2/18
	5,706	(2)	—		4.20	(8)	12/5/18
	50,425	(3)	—		4.20	(8)	12/10/20
	63,452	(4)	—		4.20	(8)	4/10/22
	45,602	(5)	—		4.20	(8)	12/11/22
	201,102	(6)	185,016	(6)	5.82		11/1/23
	33,376	(7)	30,706	(7)	5.82		11/11/23
	20,683	(9)	37,717	(9)	6.09		7/27/24
	—	(10)	87,600	(10)	6.09		7/27/24
	—	(11)	120,000	(11)	7.80		6/17/25
Charles A. Nicolette	14,640	(1)	—		4.20	(8)	7/2/18
	5,893	(2)	—		4.20	(8)	12/5/18
	14,619	(3)	—		4.20	(8)	12/10/20
	31,726	(4)	—		4.20	(8)	4/10/22
	22,801	(5)	—		4.20	(8)	12/11/22
	84,189	(6)	77,454	(6)	5.82		11/1/23
	14,833	(7)	13,648	(7)	5.82		11/11/23
	6,375	(9)	11,625	(9)	6.09		7/27/24
	—		27,000	(10)	6.09		7/27/24
	—		75,000	(11)	7.80		6/17/25
Joan C. Winterbottom	—		65,000	(12)	9.01		2/25/25
	—		20,000	(13)	6.21		9/18/25

___________________

(1)	This option was granted on July 2, 2008 and vested as to 50% of the shares on the date of grant, and as to the remaining 50% of the shares in equal amounts monthly over the two year period commencing on April 1, 2008.

(2)	This option was granted on December 5, 2008 and vested in specified increments over a two-year period ending on April 1, 2010.

(3)	This option was granted on December 10, 2010. This option vested in equal monthly installments over a four year period, with the first installment vesting on February 24, 2010, provided that recipient continued to provide services to us over such period.

(4)	This option was granted on April 10, 2012 and vested as to 1/3 of the shares on the date of grant, and as to the remaining 2/3 of the shares vesting in equal amounts monthly over the three year period commencing on April 10, 2012, provided that the recipient continued to provide services to us over such period.

(5)	This option was granted on December 11, 2012 and vested as to 50% of the shares on the date of grant, and as to the remaining 50% of the shares vesting in equal amounts monthly over the two year period commencing on October 31, 2012, provided that the recipient continued to provide services to us over such period.

(6)	This option was granted on November 1, 2013 and vested as to 25% on November 1, 2014, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on November 1, 2014, provided that the recipient continues to provide services to us over such period.

(7)	This option was granted on November 11, 2013 and vested as to 25% on November 1, 2014, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on November 1, 2014, provided that the recipient continues to provide services to us over such period.

(8)	In April 2012, our board of directors approved the repricing of stock options that had exercise prices between $10.86 and $36.66 per share, including this option, to the then estimated fair value of our common stock, determined to be an exercise price of $4.20 per share.

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(9)	This option was granted on July 28, 2014 and vested as to 25% of the shares on July 1, 2015, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on July 1, 2015, provided that the recipient continues to provide services to us over such period.

(10)	These options were granted on July 28, 2014 and vest based on the achievement of various individual performance and market targets at various dates through December 31, 2017, provided that the recipient continues to provide services to us through such dates.

(11)	These options were granted on June 17, 2015 and will vest as to 25% of the shares on June 1, 2016, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on June 1, 2016, provided that the recipient continues to provide services to us over such period.

(12)	This option was granted on February 25, 2015 and vested as to 25% of the shares on February 1, 2016, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on February 1, 2016, provided that the recipient continues to provide services to us over such period.

(13)	This option was granted on September 18, 2015 and vests as to 25% of the shares on September 1, 2016, with the remaining 75% of the shares vesting in equal amounts monthly over the three year period commencing on September 1, 2016, provided that the recipient continues to provide services to us over such period.

Agreements with our Named Executive Officers

We have entered into written employment agreements with each of our named executive officers. The agreements set forth the terms of the named executive officer’s compensation, including base salary, severance and an annual cash bonus opportunity. In addition, the agreements provide that the named executive officers are eligible to participate in company-sponsored benefit programs that are available generally to all of our employees. The agreements also subject our named executive officers to certain non-competition and non-solicitation restrictions. In connection with the commencement of their employment with us, our named executive officers executed our standard confidential information and invention assignment agreements.

Each named executive officer is eligible to receive an annual performance cash bonus under his or her employment agreement based on the achievement of corporate objectives and the named executive officer’s individual performance, which is determined by our board of directors in its sole discretion. The bonus opportunity is calculated as a percentage of the named executive officer’s then annual base salary. For the year ended December 31, 2015, the target annual bonus for each named executive officer was 60% for Mr. Abbey, 40% for Dr. Nicolette and 35% for Ms. Winterbottom. These target bonuses are also in effect for the year ending December 31, 2016. Each named executive officer must be employed on the date the bonus is paid in order to be eligible for and receive his or her annual bonus.

Potential Payments upon Termination or Change in Control

Upon execution and effectiveness of a separation agreement and release of all claims, each named executive officer is entitled to severance payments if his or her employment is terminated under specified circumstances pursuant to the terms of his or her employment agreement.

If we terminate Mr. Abbey’s or Dr. Nicolette’s employment without cause or if each such named executive officer terminates his employment with us for good reason in accordance with the terms of his employment agreement, he is entitled to receive from us an amount equal to nine months of his then annual base salary, payable in nine equal monthly installments in accordance with our payroll practices, and standard health insurance coverage for a period of nine months, subject to such benefits being available to non-employees. If we terminate Ms. Winterbottom’s employment without cause or if she terminates her employment with us for good reason in accordance with the terms of her employment agreement, she is entitled to receive from us an amount equal to six months of her then annual base salary, payable in six equal monthly installments in accordance with our payroll practices, and standard health insurance coverage for a period of six months, subject to such benefits being available to non-employees. If standard health insurance coverage is not available to non-employees under our company sponsored plan, we will reimburse the named executive officer in an amount equal to the cost of the premium for coverage under a medical plan at the same level and on the same terms and conditions in place immediately before his or her termination.

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If we terminate the named executive officer’s employment without cause or if the named executive officer terminates his or her employment with us for good reason in accordance with the terms of his or her employment agreement, in either case within 90 days before or six months after a “change in control event” as defined in our 2008 stock incentive plan, and such event also constitutes a “change in control event” within the meaning of the regulations promulgated under Section 409A of the Internal Revenue Code, as amended, or the Code, Mr. Abbey and Dr. Nicolette will be entitled to receive the payments and benefits specified above for a period of 15 months rather than nine months. Additionally, in such circumstances, Mr. Abbey and Dr. Nicolette will each be entitled to receive an amount equal to 15 months of his target bonus for the year in which his employment terminates, payable in 15 equal monthly installments in accordance with our payroll practices. In such circumstances, Ms. Winterbottom will be entitled to receive an amount equal to six months of her target bonus for the year in which her employment terminates, payable in six equal monthly installments in accordance with our payroll practices.

Under Mr. Abbey’s and Dr. Nicolette’s employment agreements, effective upon the closing of our IPO in February 2014 and for a period of four years from such date, to the extent that any payment, benefit or distribution, or combination thereof, by us or any of our affiliates to the executive officer pursuant to his employment agreement or any other agreement, plan or arrangement would constitute a “parachute payment” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, Mr. Abbey and Dr. Nicolette, as applicable, will be entitled to receive a “gross-up” payment equal to the sum of such excise tax and related interest or penalties, plus the amount necessary to put him in the same after-tax position that he would have been in had he not incurred any tax liability under Section 4999 of the Code. After such four-year period, the applicable executive officer will not be entitled to any such “gross up” payment associated with any “parachute payment” or excise tax.

If required by Section 409A of the Code, the payments we are required to make to each named executive officer in the first six months following the termination of such named executive officer’s employment under such employment agreement will be made as a lump sum on the date that is six months and one day following such termination.

Under the terms of the stock options granted to our named executive officers prior to 2013 under our 2008 stock incentive plan, upon a “change of control event” as defined in our 2008 stock incentive plan, all unvested portions of any outstanding options held by them will vest in full. Under the terms of the stock options granted to our named executive officers in 2013 under our 2008 stock incentive plan, upon a “change of control event” all unvested portions of any outstanding options held by them will vest in full if we terminate the named executive officer’s employment without cause or if the named executive officer terminates his or her employment with us for good reason, in each case within ninety days before or six months after the “change in control event.”

401(k) Retirement Plan

We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $18,000 in 2015, and have the amount of the reduction contributed to the 401(k) plan. During the year ended December 31, 2015 we matched 50% of an employee’s contribution up to a maximum of 6% of the participant’s compensation. Matching contributions made to each of our named executive officers are included in the “All Other Compensation” column in the summary compensation table in the section “Executive Compensation – Summary Compensation Table” above.

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STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2017 must be received by us no later than December 30, 2016, which is 120 days prior to the first anniversary of the release date of this proxy statement, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2017 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2016 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2017 annual meeting of stockholders, such a proposal must be received by us no earlier than February 10, 2017 and no later than March 12, 2017 or it will be considered untimely. However, if the date of the annual meeting is more than 20 days earlier or more than 60 days later than such anniversary date, notice must be received no earlier than 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made, whichever first occurs. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2017 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to:

Argos Therapeutics, Inc.

4233 Technology Drive

Durham, North Carolina 27704

Attention: Chair of the Nominating and Corporate Governance Committee

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Argos THERAPEUTICS

IMPORTANT ANNUAL MEETING INFORMATION

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on June 10, 2016.

Vote by Internet

- Go to **www.envisionreports.com/ARGS**
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2016 Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2 and 3.

1. To elect the following nominees as Class II directors of Argos Therapeutics, Inc., each to serve for a term ending at the 2019 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified:

	For	Withhold		For	Withhold
01 - Hubert Birner, Ph.D.	☐	☐	02 - Robert F. Carey	☐	☐

+

	For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as Argos Therapeutics, Inc.'s independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐
3. To approve the issuance and sale of shares of common stock of Argos Therapeutics, Inc. to Pharmstandard International S.A. pursuant to the third tranche under the securities purchase agreement dated March 4, 2016 in accordance with Nasdaq listing rules 5635(c) and (d), as described under Proposal 3 in the accompanying proxy statement.	☐	☐	☐

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Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

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C 1234567890 JNT

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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02CMGB

2016 Annual Meeting Admission Ticket

2016 Annual Meeting of
Stockholders of Argos Therapeutics, Inc.

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PRINT, COMPLETE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION. ▼

Argos THERAPEUTICS

Proxy — Argos Therapeutics, Inc.

Notice of 2016 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for 2016 Annual Meeting — June 10, 2016

Jeffrey D. Abbey and Lori Harrelson, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2016 Annual Meeting of Stockholders of Argos Therapeutics, Inc. to be held on June 10, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in accordance with the instructions of the stockholder. If no such instructions are indicated, the Proxies will vote such shares in accordance with the recommendations of the Board of Directors FOR all of the nominees listed on the reverse side and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Argos THERAPEUTICS

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2016 Annual Meeting Proxy Card

▼ PLEASE PRINT, COMPLETE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees and FOR Proposals 2 and 3.

1. To elect the following nominees as Class II directors of Argos Therapeutics, Inc., each to serve for a term ending at the 2019 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified:

	For	Withhold		For	Withhold
01 - Hubert Birner, Ph.D.	☐	☐	02 - Robert F. Carey	☐	☐

	For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as Argos Therapeutics, Inc.'s independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐
3. To approve the issuance and sale of shares of common stock of Argos Therapeutics, Inc. to Pharmstandard International S.A. pursuant to the third tranche under the securities purchase agreement dated March 4, 2016 in accordance with Nasdaq listing rules 5635(c) and (d), as described under Proposal 3 in the accompanying proxy statement.	☐	☐	☐

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Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 7 7 9 9 0 2

02CMHB

▼ PLEASE PRINT, COMPLETE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION. ▼

Argos THERAPEUTICS

Proxy — Argos Therapeutics, Inc.

Notice of 2016 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for 2016 Annual Meeting — June 10, 2016

Jeffrey D. Abbey and Lori Harrelson, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2016 Annual Meeting of Stockholders of Argos Therapeutics, Inc. to be held on June 10, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in accordance with the instructions of the stockholder. If no such instructions are indicated, the Proxies will vote such shares in accordance with the recommendations of the Board of Directors FOR all of the nominees listed on the reverse side and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)